UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 23, 2007

Date of Report (date of earliest event reported)

Riverbed Technology, Inc.

(Exact name of Registrant as specified in charter)

Delaware	001-33023	03-0448754
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

199 Fremont Street

San Francisco, CA 94105

(Address of principal executive offices)

Registrant’s telephone number, including area code: (415) 247-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 – Results of Operations and Financial Condition

On October 23, 2007, Riverbed Technology, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2007. A copy of this press release is furnished as Exhibit 99.1 to this report.

The information in this Report and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, except as shall be expressly stated by specific reference to this Report in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated October 23, 2007

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2007	Riverbed Technology, Inc.

/s/ Randy Gottfried
Randy Gottfried
Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
99.1	Press Release dated October 23, 2007